Notes Receivable, Net	3 Months Ended
Mar. 31, 2012
Notes, Loans and Financing Receivable, Net [Abstract]
Notes Receivable, Net
9.	Notes Receivable, Net

In connection with the Company’s agreement to acquire substantially all of the assets of Grubb & Ellis Company (“Grubb & Ellis”), on February 17, 2012, the Company purchased notes with a principal amount of approximately $30.0 million. The Company records interest income associated with the notes in “Interest income” on the Company’s unaudited condensed consolidated statements of operations. Total interest income recognized for the three months ended March 31, 2012 was approximately $0.4 million. The notes are recorded at fair value and recorded in “Notes receivable, net” in the Company’s unaudited condensed consolidated statements of financial condition.